Fees Summary	Jul. 30, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	12,488.67
Total Transaction Valuation	81,571,956.00
Total Offset Amount	0.00
Net Fee	$ 12,488.67